UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                January 14, 2002
                Date of Report (Date of earliest event reported)

                          APCOA/STANDARD PARKING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                                             16-1171179
               Delaware                                333-50437                            (IRS Employer
       (State of Incorporation)                (Commission File Number)                  Identification No.)
                                                 900 N. Michigan Avenue


                          Chicago, Illinois 60611-1542
                     (Address of Principal Executive Office)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.           OTHER EVENTS

                  On January 14, 2002, APCOA/Standard Parking, Inc. issued a press release relating to an unregistered exchange offer, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a)      Financial Statements:

                  None.

         (b)      Pro Forma Financial Information:

                  None.

         (c)      Exhibits:

                  99.1 Press Release dated as of January 14, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APCOA/Standard Parking, Inc.


DATE:  January 14, 2002                  By:  /s/ James A. Wilhelm
                                            ------------------------------------
                                            Name:  James A. Wilhelm
                                            Title:  Director, President and
                                                    Chief Executive Officer